Exhibit 99.2

October 2024 Corporate Presentation

2 This presentation is for informational purposes only and only a summary of certain information related to Jade Biosciences, I nc. (the “Company”). It does not purport to be complete and does not contain all information that an investor may need to consider in making an investment decision. The information contained herein does not co nstitute investment, legal, accounting, regulatory, taxation or other advice, and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial sit uat ion or particular needs. Investors must conduct their own investigation of the investment opportunity and evaluate the risks of acquiring the Company securities based solely upon such investor’s independent examinat ion and judgment as to the prospects of the Company as determined from information in the possession of such investor or obtained by such investor from the Company, including the merits and risks inv olved. Statements in this presentation are made as of the date hereof unless stated otherwise herein, and the delivery of this prese nta tion at any time shall not under any circumstances create an implication that the information contained herein is correct as of any time subsequent to such date. The Company is under no obligation to update or keep current the information contained in this document. No representation or warranty, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or cor rec tness of the information or opinions contained herein, and any reliance you place on them will be at your sole risk. The Company, its affiliates and advisors do not accept any liability whatsoever for any loss how soever arising, directly or indirectly, from the use of this document or its contents. Forward - looking statements and other information Certain statements contained in this presentation that are not descriptions of historical facts are “forward - looking statements. ” When we use words such as “potentially,” “could,” “will,” “projected,” “possible,” “expect,” “illustrative,” “estimated” or similar expressions that do not relate solely to historical matters, we are making f orw ard - looking statements. Forward - looking statements are not guarantees of future performance and involve risks and uncertainties that may cause our actual results to differ materially from our expectations dis cussed in the forward - looking statements. This may be a result of various factors, including, but not limited to: our management team’s expectations, hopes, beliefs, intentions or strategies regarding the fut ure including, without limitation, statements regarding: the pre - closing financing and the other transactions contemplated by the agreement and plan of merger with Aerovate Therapeutics, Inc., and the expected effect s, perceived benefits or opportunities and related timing with respect thereto, expectations regarding or plans for discovery, preclinical studies, clinical trials and research and development programs and th erapies; expectations regarding the use of proceeds and the time period over which our capital resources will be sufficient to fund our anticipated operations; and statements regarding the market and potentia l o pportunities for autoimmune therapies. All forward - looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. You are cautio ned not to place undue reliance on any forward - looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward - looking statements, all of which are expressly qualified by this cautionary statement, to reflect events or circumstances after the date of this presentation. This presentation concerns drug candidates that are under clinical investigation, and which have not yet been a ppr oved by the U.S. Food and Drug Administration. These are currently limited by federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for wh ich they are being investigated. Market and Industry Data Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications and other data obtained from third - party sources as well as our own internal estimates and research. While we believe these third - party sources to be reliable as of the date of this presentati on, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. Forecasts and other forw ard - looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward - looking statements in this presentation. Statements as to our market and c ompetitive position data are based on market data currently available to us, as well as management’s internal analyses and assumptions regarding the Company, which involve certain assumptions and estimates. These int ernal analyses have not been verified by any independent sources and there can be no assurance that the assumptions or estimates are accurate. While we are not aware of any misstatements regarding our in dustry data presented herein, our estimates involve risks and uncertainties and are subject to change based on various factors. As a result, we cannot guarantee the accuracy or completeness of such informa tio n contained in this presentation. Disclaimers

Jade Biosciences is developing potentially transformative therapies for high-value Inflammation and Immunology indications

Jade's mission is to deliver best-in-class therapies for patients living with autoimmune diseases.

- Developing potential **best-in-class therapies for the treatment of autoimmune diseases**, including IgA nephropathy (IgAN).
- Fourth company launched to research and develop **antibody candidates licensed from Paragon Therapeutics**, an antibody discovery engine founded by Fairmount.
- **Following in the footsteps of Apogee, Spyre, and Oruka**, which have collectively raised ~$1.8B and have generated clinical data utilizing Paragon's half-life extension technology.

MOA	Program	Discovery	IND-enabling	Planned Clinical FIH	Planned Healthy Volunteer Data
anti-APRIL	JADE-001			2H25	1H26
Undisclosed	JADE-002			1H26	
Undisclosed	JADE-003			1H27	

I&I – inflammation and immunology; MOA – mechanism of action; FIH – First-In-Human

3

4 Experienced Management Team with Backing from Paragon Andrew King CSO, Head of R&D Lawrence Klein Board of Directors Tomas Kiselak Board of Directors Management Board of Directors Tom Frohlich CEO Valerie Fauvelle SVP, Regulatory & Quality Hetal Kocinsky CMO Jonathan Quick SVP, Finance Eric Dobmeier Board Chair Chris Cain Board of Directors Erin Lavelle Board of Directors Amy Sullivan SVP, Development Operations Elizabeth Balta GC & Corporate Secretary Sandy Lewis SVP, Biometrics and Clinical Strategy Tom Frohlich Board of Directors

5 JADE - 001: a potential best - in - class anti - APRIL mAb for IgAN

6 Jade is developing a potential best - in - class anti - APRIL mAb designed to have disease - modifying MoA in IgAN Estimated $10B+ newly branded market Anti - APRIL mechanism is potentially disease - modifying JADE - 001 has potential best - in - class profile Efficient development path to PoC and market Designed to have superior potency and half - life for maximal efficacy & convenient dosing in young patient population requiring life - long therapy HV IgA biomarker closely correlated with efficacy in IgAN ; Potential surrogate endpoints support potential IgAN approval Current approved treatments don’t adequately address young patient population with need for long - term disease - modifying therapy Shown to reduce pathogenic IgA and proteinuria, and preserve kidney function HV – Healthy Volunteers; PoC – proof of concept

7 There is a high unmet need for disease - modifying treatments that are safe, well - tolerated, and convenient for life - long therapy in a young patient population . • IgAN is an autoimmune kidney disease , typically diagnosed in 20 - to 30 - year - olds, requiring life - long therapy . • At a prevalence of ~169K in the US, with ~60 - 75% of patients with persistent proteinuria requiring treatment per international guidelines, along with pricing of branded IgAN agents, the US TAM is estimated to exceed $10B annually . ~169K+ IgAN patients in US, majority with persistent proteinuria, representing potential $10B+ market IgAN patients with persistent proteinuria are at risk of kidney failure  ~ 1M+ global patients,  significant potential ex - US market potential 169 205 103 0 100 200 300 400 1,300 ’000 Patients 783 IgAN est. prevalence 1,260 US EU Japan China Notes: US prevalence estimate from FDA; EU prevalence estimate from EMA; Japan / China prevalence estimates from a Novartis p res entation. Estimated pricing of ~$120K - $150K per year based on Filspari and Tarpeyo . Sources: 2023 Pitcher (CJASN); FDA Reviews for Filspari / Tarpeyo ; EMA; Novartis; 2018 Schena (Seminars in Nephrology); Reuters

Current IgAN treatments leave significant unmet need, with no disease-modifying (i.e., long-term GFR-stabilizing) approved therapeutics

	ACEi / ARB	Systemic glucocorticoids	SGLT2i	Filspari	Tarpeyo	Fabhalta	Ideal IgAN therapy
MoA	Renin-angiotensin system inhibition	General immunosuppression	SGLT2 inhibition	Dual endothelin / angiotensin inhibition	GI-released systemic glucocorticoid	Complement Factor B inhibitor	
Status	Used off-label	Used off-label	Approved for CKD	Approved	Approved	Accelerated approval	
Therapeutic rationale	Supportive therapy (reduce glomerular pressure)	Immunosuppression	Supportive therapy	Supportive therapy	Immunosuppression	Reduce complement-driven pathology	Disease-modifying (depletes Gd-IgA1, stabilizes GFR)
Proteinuria reduction	~↓30-40%	~↓30-50% at 6M; none at 3Y	↓26% pbo-adj (UACR)	↓35% control-adj at 36W	↓32% pbo-adj at 36W	↓38% pbo-adj at 36W	60%+, ideally to < 0.3-0.5 g per day
GFR stabilization	✗	✗	✗	✗	✗	No long-term data	✓
Safety	BBW (fetal tox), hyperkalemia, angioedema, AKI	Severe infections, edema, hypertension, bone density loss, etc.	UTIs, genital fungal infections, volume depletion	BBW + REMS (liver & pregnancy); hypotension, edema, AKI, hyperkalemia	Immunosuppression, edema, hypertension, weight increase, URTI	BBW + REMS (serious bacterial infections); URTI, abdominal pain	No notable safety issues, minimal immunosuppression
Annual dosing	365 x (or greater)	180-270 x (6 to 9-month course)	365 x	365 x	270 x (9-month course)	730 x	4-6 x (or fewer)

Notes: Proteinuria reduction based on UPCR. Data from Praga & Nakamura trials (ACEi / ARB), STOP-IgAN & TESTING (glucocorticoids), DAPA-CKD (SGLT2i), PROTECT (Filspari), NefIgArd (Tarpeyo), APPLAUSE-IgAN (Fabhalta).
Sources: UpToDate; 2003 Praga (J Am Soc Nephrol); 2006 Li (Am J Kidney Dis); 2000 Nakamura (Am J Nephrol); 2022 Lv (JAMA); 2023 Campbell (Dove Press); Filspari Label; Tarpeyo Label; Fabhalta Label; KOL interviews. CKD – chronic kidney disease; UACR –urine albumin to creatinine ratio; BBW – black box warning; REMS – risk evaluation and mitigation strategy; AKI – acute kidney injury; URTI – upper respiratory tract infection

Jade BIOSCIENCES

8

Proposed updates to KDIGO guidelines highlight the need for therapies like JADE-001, which may reduce pathogenic IgA

Proposed guidelines expected to **increase IgAN diagnosis** and **redefine treatment goals**…

Patient population	• Recommends a where IgAN is a possible diagnosis. • Recommends all patients be .
Risk of progression	• Redefines risk of progressive loss of kidney function for on or off treatment (previously ≥0.75-1 g/d after maximal supportive care). • Recommends where patients have proteinuria ≥0.5 g/d.
Proteinuria target	• Establishes a new, ideal treatment goal: proteinuria should be maintained at <0.5 g/d, . • 0.3 g/d is the highly used in the sibeprenlimab Phase 2.

… and further underscore the **importance of reducing pathogenic IgA** in the treatment paradigm



IgAN at risk of progressive kidney function loss
Drivers for nephron loss
Manage the IgAN-specific drivers for nephron loss
In all patients these should be addressed simultaneously
Manage the generic response to IgAN-induced nephron loss
Treatment goals
Reduce pathogenic forms of IgA and IgA immune complex formation
Reduce glomerular inflammation
Blood pressure control
Reduce glomerular hyperfiltration and the impact of proteinuria on the tubulointerstitium
Cardio-vascular risk reduction

- Proposed guidelines state, "reduction or prevention of IgA immune complex formation should incorporate treatments that have been **proven to reduce pathogenic forms of IgA**". Anti-APRILs and TACI-Fcs have **shown the best clinical data to date** for reducing pathogenic IgA.
- Guidelines also recommend therapies that prevent immune complex-mediated injury **should be used in combination with, and not as a replacement** for, therapies that reduce pathogenic IgA.

KDIGO updates are anticipated to increase **IgAN diagnosis**, expand the **at-risk patient population** requiring treatment, **lower proteinuria target** to clinical remission, and require **use of targeted therapies** that **reduce pathogenic IgA**

Jade BIOSCIENCES

Sources: KDIGO Guidelines Public Review Draft; 2023 Mathur (NEJM); Jade analysis
KDIGO – Kidney Disease Improving Global Outcomes

CONFIDENTIAL | 9

Reducing pathogenic IgA production by plasma cells is a potentially disease-modifying approach for IgAN

Broad **B-cell depletion is ineffective** in IgAN…

- B-cell depletion with rituximab (anti-CD20) **failed to reduce Gd-IgA1, anti-Gd-IgA1 autoantibody, or proteinuria** and **did not impact eGFR**.
- BAFF neutralization (blisibimod) **did not reduce IgA or proteinuria.**



Bone marrow
Mucosa
Mucosa & bone marrow
HSC
Pro B cell
Large pre-B cell
Small pre-B cell
Immature B cell
Mature Naïve B cell
Plasma cell
Memory B cell
CD20 expression
BAFF dependency
APRIL dependency

*Gradient indicates level of receptor expression

…while **targeted plasma cell modulation is highly effective**.

- APRIL and dual APRIL/BAFF neutralization **result in significant and sustained depletion of Gd-IgA1, reduction in proteinuria, and eGFR stabilization.**



APRIL blocking therapy
APRIL
Plasma cell differentiation
Antibody class-switching
HIT 1
Production of galactose-deficient IgA1 (Gd-IgA1)
HIT 2
Synthesis of anti-Gd-IgA1 autoantibodies
HIT 3
Autoantibodies bind Gd-IgA1 to form pathogenic immune complexes
HIT 4
Deposition of immune complexes in the mesangium and initiation of kidney injury

Neutralizing APRIL depletes Gd-IgA1, reduces proteinuria, and **preserves eGFR**, providing a **disease-modifying treatment** of IgAN without impacting B-cell development and maturation.

Jade BIOSCIENCES

Sources: 2024 Cheung (Front Nephrol); 2023 Mathur (J Clin Med)

10

Selectively targeting APRIL potentially provides disease modification without added immunosuppression of BAFF inhibition

APRIL is the B cell survival factor **critically linked to IgAN pathogenesis and disease activity**

	APRIL	BAFF
Risk variant in IgAN GWAS	✓	✗
Elevated in IgAN patients and **associated with disease severity**	✓	✓/✗
Promotes **excess secretion of Gd-IgA1** in IgAN patient lymphocytes *ex vivo*	✓	No data
Drives **IgA class switching** via TACI *in vivo*	✓	✗
Overexpression in mouse model leads to glomerular IgA deposition	✓	✓
KO mouse model **decreases IgA levels / IgA+ plasma cells** in small intestine	✓	✗
Selective inhibition demonstrates preclinical / clinical efficacy in IgAN	✓	✗

Targeting APRIL **selectively modulates plasma cells**, maintaining pool of mature B cells


BAFF
APRIL
BAFF-R
BAFF-R
TACI
TACI
BCMA
Immature B Cell
Mature Naïve B Cell
Plasma Cell
Immune Complex Formation

Existing genomic, mechanistic, IgAN model, and clinical data **support the importance of APRIL over BAFF** in IgAN, and APRIL-only blockade **avoids the potential for unnecessary immunosuppression**.

Jade BIOSCIENCES

Sources: 2024 Cheung (Front Nephrol); Chinook 2022 CKD3 Presentation; 2004 Castigli (PNAS); 2001 Schiemann (Science)

11

12 Reductions in proteinuria and IgA in IgAN clinical studies indicate APRIL inhibition is the driving force behind TACI - Fc efficacy Notes: Cross - trial comparisons are inherently limited and presented for hypothesis - generating purposes only. Data digitized from graphs where publications did not provide specific values. Values only included if N > 5. Blisibimod W52 data is from W60. Sources: Anthera 2017 10 - K; 2023 Mathur (NEJM); 2023 Barratt (ERA Poster); 2024 Lafayette (KI Reports); 2024 Tumlin (WCN Presentation); 2024 Madan (ASN Presentation) 0 4 8 12 16 20 24 28 32 36 40 44 48 52 - 70% - 60 - 50 - 40 - 30 - 20 - 10 0 10 Weeks 24h UPCR Δ from Baseline (%) Blisibimod (anti - BAFF) Sibeprenlimab (anti - APRIL, 8 mg/kg) Sibeprenlimab (anti - APRIL, 4 mg/kg) Zigakibart (anti - APRIL) Atacicept (TACI - Fc, 150 mg) Atacicept (TACI - Fc, 75 mg) Povetacicept (Eng. TACI - Fc, 240 mg) Povetacicept (Eng. TACI - Fc, 80 mg) 0 4 8 12 16 20 24 28 32 36 40 44 48 52 - 70 - 60 - 50 - 40 - 30 - 20 - 10 0 - 80 % Weeks IgA Δ from Baseline (%)

Anti-APRILs have shown evidence of disease modification and clinical activity that matches or beats TACIs, with reduced immune suppression

	Sibeprenlimab	Zigakibart	Atacicept	Povetacicept
MoA	anti-APRIL	anti-APRIL	TACI-Fc	Engineered TACI-Fc
Status	P3	P3	P3	P3
Δ from baseline in critical disease markers *(W36 timepoint*)*	IgA 67%; Gd-IgA1 60%; UPCR 60% N=79 (4/8 mg/kg pooled)	IgA 64%; Gd-IgA1 69%; UPCR 53% N=35 (600 mg)	IgA 63%; Gd-IgA1 64%; UPCR 33% N=32 (150 mg)	IgA 65%; Gd-IgA1 69%; UPCR 59% N=9 (80 mg)
GFR stabilization	✓ (12 months)	✓ (18 months)	✓ (24 months)	✓ (12 months)
Hematuria resolution	✓	No data	✓	✓
Safety	✓ Well tolerated, no overall ↑ infections, slight ↑ in URTIs vs. pbo	✓ Well tolerated (no pbo), no drug discontinuations	✓ Well-tolerated, slight ↑ in infections (& URTIs) vs. pbo	✓ Well-tolerated (no pbo) 240 mg ↑ infections
P3 Dosing	400 mg SC, Q4W	600 mg SC, Q2W	150 mg SC, QW	80 mg SC, Q4W

*"The goal is to reduce pathogenic IgA and **get the disease under control right away**. The **APRIL class will be the backbone** [of therapy]. This class will **become first-line**."*

– European KOL

*"These therapies **may change the thinking in IgAN**. Instead of first starting with a hemodynamic agent and then going to prednisone… **now we would start with [anti-APRIL** and anti-APRIL/BAFF]."*

– US KOL

*"If I biopsy a patient and they have clear inflammation, **if these were available, I would use them immediately** with ACEi / ARBs."*

– US KOL

Notes: *Zigakibart IgA / Gd-IgA data at W40; UPCR data at W52 (only timepoint available); change from baseline is not pbo-controlled; N represents patients on dose(s) for which data is shown. Atacicept infections/URTIs placebo - (32%/0%), 25 mg (38%/0%), 75 mg (49%/9%), 150 mg (39%/6%). Povetacicept infection rates: Grade 1/2/≥3 – 80 mg 10%/5%/0%, 240 mg 18%/27%/3%. Sibe infections/URTIs placebo - (55%/0%), 2 mg/kg (39.5%/8%), 4 mg/kg (56%/12%), 8 mg /kg (53%/5%
Sources: 2023 Mathur (NEJM); 2024 Barratt (ERA Presentation); VERA January 2024 R&D Day; ALPN 2024 WCN Investor Update; 2024 Madan (ASN Presentation)

Jade BIOSCIENCES

13

BAFF inhibition is accompanied by the potential for significant long-term B cell depletion

Long-term BAFF inhibition **significantly depletes all B cell populations…**	… whereas chronic **APRIL inhibition does not impact circulating lymphocytes**

- ~7-year data from belimumab in SLE shows **continuous BAFF inhibition lowers B cell populations from ~50% to ~99%**, with most populations decreasing >80%.

Benlysta (belimumab)



Biomarker
Number of patients
Median
B cells (CD19+) 120 −82.73
B cells (CD20+) 107 −83.22
Naive B cells (CD19+/CD20+/CD27-) 107 −87.39
Memory B cells (CD19+/CD20+/CD27+) 106 −67.18
Activated B cells (CD20+/CD69+) 116 −98.85
Plasmacytoid B cells (CD19+/CD20+/CD138+) 117 −98.00
SLE subset plasma cells (CD19+/CD27BRIGHT+/CD38BRIGHT+) 117 −50.00
Short-lived plasma B cells (CD19+/CD20-/CD27BRIGHT+) 114 −47.50
Plasma B cells (CD19+/CD20-/CD138+) 118 −92.31
IgG 150 −27.63
−150 −100 −50 0 50 100 150 200 250 300 350
Median % change (IQR) from baseline



Change from baseline (mean ± SD)
5
3
1
-1
-3
-5
0.05 0.06 0.25 0.08 0.01
10^9/L
Week 4 12 28 52 76
n= 37 37 32 32 28

Long-term BAFF suppression, in an otherwise young and healthy patient population, **is unnecessary** given equivalent efficacy in IgAN from anti-APRILs and TACI-Fcs observed to date.

Jade BIOSCIENCES

Sources: 2022 Struemper (Lupus Sci Med); Barratt ASN 2024

14

15 JADE - 001 is a potential best - in - class anti - APRIL Blocks APRIL with greater potency than clinical benchmarks • Validated mechanism of action • Binds APRIL to neutralize activity • Greater binding affinity than sibeprenlimab (≥5x) and zigakibart (≥14x) Effector - null human IgG1 Fc Half - life extension through validated YTE Fc modification • Longer exposure intended to reduce dosing frequency Paragon has filed provisional patent applications covering the subject matter of JADE - 001, which we will be entitled to under th e license agreement with respect to JADE - 001. We have exercised the Option with respect to JADE - 001, but have not yet entered the license agreement. Multiple antibody discovery strategies pursued to achieve potential best - in - class mAb Novel IP for composition of matter into 2040s

Jade mAbs employ proven half-life extension (HLE) technology

- Jade mAbs designed to be recycled back into circulation more readily
- Drug exists at much higher levels for longer duration of effect
- Fewer injections decrease patient burden and can improve compliance and penetration


pH 5.5
pH 7
1st gen mAb
Jade mAb
Blood Stream
FcRn
Pinocytosis
1st gen mAB released back to blood stream
Antibody Degradation
Antibody Recycling
Endosome
FcRn bound mAbs
Physiological affinity
FcRn
Pinocytosis
Jade mAbs released back to blood stream
Antibody Degradation
Antibody Recycling
Endosome
FcRn bound Jade mAbs
High affinity

SOURCE: Adapted from Ko S et al BioDrugs 2021

16

JADE-001's goal is to introduce Q8W+ dosing for IgAN patients via HLE

- JADE-001 **employs well-established HLE technology**, with the **potential for Q8W+ dosing**.
- High **potency can potentially further drive lower dosing frequency** – which has **already been demonstrated for APRIL** by sibeprenlimab's Q4W dosing vs. zigakibart's Q2W dosing despite near-equivalent half-life.

Prior experience, **including with Paragon-generated mAbs**, indicates HLE could **significantly improve dosing over anti-APRILs in development**

	Human $t_{1/2}$ (days)	Est. Dosing Interval
JADE-001 TPP *(HLE anti-APRIL mAb)*	*HV PK expected H1 2026* 50+*	Targeting **Q8W+**
Sibeprenlimab *(anti-APRIL mAb)*	~23*	Q4W *(400 mg)*
Zigakibart *(anti-APRIL mAb)*	~20**	Q2W *(600 mg)*
Atacicept *(TACI-Fc APRIL/BAFF)*	6.7	QW *(150 mg)*
Povetacicept *(TACI-Fc APRIL/BAFF)*	3.7	Q4W *(80 mg)*

Sources: 2019 Myette (Kidney Intl); 2022 Mathur (KI Reports); 2018 Dulos (ASN Poster); 2020 Lo (ERA Poster); Apogee Corporate Presentation
*Based on single dose studies in NHPs dosed with JADE-001 initial clone. A development candidate will be selected from a pool of clones currently in profiling. We have exercised the Option with respect to JADE-001 under the Paragon Option Agreement but have not yet entered into the related license agreement.
**Available anti-APRIL therapeutics demonstrate appreciable TMDD resulting in dose and dose frequency dependent t1/2. Jade estimated t1/2 of benchmarks from publicly available data at the P3 dose and schedule via standard noncompartmental analysis of observed data bolstered with compartmental modelling approaches capturing clinically observed TMDD. Cross-trial comparisons are inherently limited and presented for hypothesis-generating purposes only.

Jade BIOSCIENCES
17

18 JADE - 001 HLE strategy and profile in NHPs shows promise with early clone*  ~3X increased half - life over sibeprenlimab in NHPs…  … which is accompanied by prolonged IgA reduction in NHPs following a single, saturating dose PHARMACOKINETICS PHARMACODYNAMICS Note: *Data shown is from an initial clone. A development candidate will be selected from a pool of clones currently in profiling. We have exercised the Option with respect to JADE - 001 under the Paragon Option Agreement but have not yet entered into the related license agreement. Sibeprenlimab and JADE - 001 lead clone dosed at 30 mg/kg (single dose), N=4 per group. Manufactured based on available sequences from patents / company releases. Studies are ongoing. Sources: Internal data

Deeper APRIL suppression could drive superior efficacy

- The highest rates of (<0.3 g/day urinary protein excretion) for sibeprenlimab were accompanied by the
- wasacross dose levels.
- Significant opportunity to drive .
- JADE-001'scould further contribute to potential .

The NEW ENGLAND JOURNAL of MEDICINE A Phase 2 Trial of Sibeprenlimab in Patients with IgA Nephropathy



26
Placebo
4 mg/kg
2 mg/kg
8 mg/kg
12
7
3



C Change in APRIL Level over Time
Placebo
Sibeprenlimab, 2 mg/kg
Sibeprenlimab, 4 mg/kg
Sibeprenlimab, 8 mg/kg
Mean APRIL Level (pg/ml)
8000
6000
4000
2000
0
0 2 4 6 8 10 12 14 16
Month

JADE-001 has potential to **demonstrate superior clinical activity by maximizing remission rates** in **significantly more patients than other anti-APRIL programs** in development.

Note: clinical remission definition of <0.3g/day urinary protein excretion.
Source: 2023 Mathur (NEJM)

19

Sibeprenlimab is potentially under-dosed in ongoing Phase 3 trial

- **Sibeprenlimab** is being dosed as a single **400mg SC injection Q4W** in ongoing **global Phase 3** VISIONARY trial.
- 400 mg SC Q4W is **equivalent to ~3.5 mg/kg IV for average IgAN patient (range 2.5-6 mg/kg).**
- The estimated Phase 3 equivalent dose range **demonstrated lower efficacy on key endpoints in Phase 2** ENVISION trial (as seen on right).
- **~50%** of healthy volunteers in P1 SAD demonstrated positive antidrug antibody activity following a single SC dose which may further **impact PK, efficacy, and safety profile** in Phase 3.

The NEW ENGLAND JOURNAL of MEDICINE — A Phase 2 Trial of Sibeprenlimab in Patients with IgA Nephropathy



Placebo
2 mg/kg IV
4 mg/kg IV
8 mg/kg IV
UPCR Δ from baseline (%, W36)
13
50
57
63
Est. P3 equivalent dose
Annualized eGFR slope (mL/min/1.73m2, baseline to W52)
-5.9
-4.1
0.1
-0.8
Est. P3 equivalent dose
2 mg/kg lower dose did not stabilize eGFR at 1 year, while higher doses did

Potential under-dosing of sibeprenlimab creates **additional opportunity for JADE-001** to demonstrate potential best-in-class clinical activity for patients.

Notes: Estimated sibeprenlimab P3 dose based on average 85 kg IgAN patient (95% CI ~50-120 kg) and 75% bioavailability.
Sources: 2023 Mathur (NEJM); 2023 Zhang (Clin Pharm)
HV – healthy volunteers; ADA+ - antidrug antibody positive

Jade BIOSCIENCES | 20

21 Potential path to early clinical proof - of - concept and accelerated approval • NHP and Phase 1 PK/PD could provide early signals of clinical activity; IgA reduction in HVs has been observed to be highly correlated with clinical activity . • 9 - month proteinuria data, which we believe is highly predictive of kidney function preservation , provides support for US submission for accelerated approval and potentially offers a faster path to market prior to eGFR confirmatory data. Proof - of - concept IgA healthy volunteer data expected in 1H 2026 Potential Indications Potential Healthy Volunteer Data Phase 1 Initiation Discovery Program MOA IgAN 1H26 2H25 Ongoing JADE - 001 anti - APRIL

22 Notes: Sibeprenlimab IgAN IgA reductions (LHS) are average of 4 mg/kg and 8 mg/kg cohorts (HV data is from 6 mg/kg cohort); the two cohorts saw effecti ve ly equivalent IgA reduction at W4 and W8. Zigakibart UPCR data is at 52W. Atacicept IgAN W8 is average of W4 and W12 datapoints. Trend lines are best linear fit. Sources: 2022 Mathur (KI Reports); 2023 Mathur (NEJM); 2020 Lo (ASN Presentation); 2023 Barratt (ERA Poster); 2024 Barratt (E RA Presentation); 2022 Dillon (ASN Poster); 2024 Tumlin (WCN Presentation); Anthera 2017 10 - K; 2024 Lafayette (KI Reports); 2024 Madan (ASN Presentation) IgA reduction in healthy volunteers is the critical inflection point for clinical development in IgAN  IgA reduction in HVs has been observed to be highly correlated with IgA reduction in IgAN patients  …and IgA reduction was observed to correlate with W36 UPCR reduction, the endpoint for accelerated approval - 60% - 50 - 40 - 30 - 20 - 10 0 - 60% - 50 - 40 - 30 - 20 - 10 0 HV IgA Δ from baseline (%) IgAN IgA Δ from baseline (%) W4 W8 W2 W4 W6 W8 240 mg / W4 80 mg / W4 Sibeprenlimab Zigakibart Povetacicept R 2 = 0.86 - 70% - 60 - 50 - 40 - 30 - 20 - 10 0 - 60% - 50 - 40 - 30 - 20 - 10 0 IgAN UPCR Δ from baseline (%, W36) IgAN IgA Δ from baseline (%, W8) 8 mg/kg 4 mg/kg 150 mg 75 mg 240 mg 80 mg Blisibimod Sibeprenlimab Zigakibart Atacicept Povetacicept R 2 = 0.78

23 Potential of JADE - 001 in IgAN Potential to deplete pathogenic IgA and avoids broad B - cell inhibition Enabled by half - life extension technology Designed for superior potency and half - life with potential to maximize clinical remission Potential Disease - modifying MoA More convenient dosing Potential best - in - class clinical activity

24 Pipeline opportunities beyond IgAN

25 Additional Jade pipeline programs are expected to focus on best - in - class product profiles in high - value I&I indications I&I indications with significant market opportunity Potential Best - in - class and best - in - indication product profile Potential Rapid path to clinical PoC Expected minimal competition Jade team expertise Team is evaluating additional opportunities to build pipeline of potentially best - in - class I&I therapies.

26 Jade Biosciences is developing transformative therapies for high - value I&I indications • Approximately $300 million raised to date, including anticipated proceeds from an oversubscribed pre - closing private financing, from syndicate of top tier healthcare investors, including: Planned Healthy Volunteer Data Planned Clinical FIH IND - enabling Discovery Program MOA 1H26 2H25 JADE - 001 anti - APRIL 1H26 JADE - 002 Undisclosed 1H27 JADE - 003 Undisclosed

27 CONFIDENTIAL Estimated total shares of common stock of the combined company post - closing 1,855,835,012 Shares on an as - converted basis 28,867,711 • Shares of common stock outstanding Aerovate • Shares of common stock outstanding (including shares underlying option grants) 202,760,666 Jade Biosciences • Series A shares 428,776,000 Pre - closing financing 932,531,887 • Shares of common stock • Pre - funded warrants 262,898,748 Expecte d ownership of the combined company 1.6% 98.4% Estimated capitalization following close of transactions with Aerovate and pre - closing private placement

28 Thank you

JADE-001 HLE strategy and profile in NHPs shows promise*

~3X increased half-life over sibeprenlimab in NHPs…

… which is **accompanied by prolonged IgA reduction** in NHPs following a single, saturating dose


PHARMACOKINETICS
Mean (ug/ml)
1000
100
10
1
0.1
0.01
0
13
26
39
52
65
78
91
Nominal Time (day)
Sibe, 30 mg/kg IV
JADE-001, 30 mg/kg IV
Pove, 13 mg/kg IV


PHARMACODYNAMICS
Mean IgA CFB (%)
0
-20
-40
-60
-80
0
13
26
39
52
65
78
91
Nominal Time (day)
Sibe, 30 mg/kg IV
JADE-001, 30 mg/kg IV
Pove, 13 mg/kg IV

Note: *Data shown is from an initial clone. A development candidate will be selected from a pool of clones currently in profiling. We have exercised the Option with respect to JADE-001 under the Paragon Option Agreement but have not yet entered into the related license agreement. Sibeprenlimab (n=12) and JADE-001 (n=5) lead clone dosed at 30 mg/kg (single dose), Pove (n=4) dosed at 13 mg/kg (equimolar, single dose). Manufactured based on available sequences from patents / company releases. Studies are ongoing.
Sources: Internal data

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